UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          October 28, 2025

CORECARD CORPORATION

(Exact name of Registrant as specified in its charter)

Georgia	1-9330	58-1964787
(State or other jurisdiction	Commission file number of incorporation or organization)	(I.R.S. Employer Identification No.)

One Meca Way, Norcross, Georgia	30093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 381‑2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFP 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CCRD	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 28, 2025, CoreCard Corporation (the “Company”) held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of July 30, 2025 (the “Merger Agreement”), by and among the Company, Euronet Worldwide, Inc., a Delaware corporation (“Euronet”), and Genesis Merger Sub Inc., a Georgia corporation and wholly owned subsidiary of Euronet (“Merger Sub”). The Merger Agreement provides that, among other things, upon the terms and subject to the conditions set forth therein, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Euronet.

At the close of business on September 18, 2025, the record date of the Special Meeting, there were 7,792,382 shares of common stock of the Company, par value $0.01 per share (“Common Stock”), outstanding, each of which was entitled to one vote with respect to each proposal voted on at the Special Meeting. A total of 5,694,934 shares of Common Stock, representing approximately 73.08% of the outstanding shares of Common Stock entitled to vote at the Special Meeting, were present in person or by proxy, constituting a quorum for the transaction of business at the Special Meeting pursuant to the Company’s amended and restated bylaws.

The following is a summary of the proposals voted on by Company stockholders at the Special Meeting based on the final, certified report of the voting result by the independent inspector of election. The definitive proxy statement on Schedule 14A related to the Special Meeting that was filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 26, 2025 contains a description of the following proposals considered at the Special Meeting. There were no recorded broker non-votes.

Proposal 1: The Merger Agreement Proposal

The proposal to adopt and approve the Merger Agreement (the “Merger Agreement Proposal”). The Merger Agreement Proposal was approved, and the vote on this proposal was as follows:

For	Against	Abstain
5,644,583	38,372	11,979

Proposal 2: The Advisory Compensation Proposal

The proposal to approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to the named executive officers of the Company that is based on or otherwise relates to the Merger (the “Advisory Compensation Proposal”). The Advisory Compensation Proposal was approved, and the vote on this proposal was as follows:

For	Against	Abstain
5,409,820	201,469	83,645

In connection with the Special Meeting, the Company also solicited proxies with respect to the adjournment of the Special Meeting for the purpose of soliciting additional proxies if there were not sufficient votes at the Special Meeting to approve the Merger Agreement Proposal (the “Adjournment Proposal”). As there were sufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal, the Adjournment Proposal was unnecessary and such proposal was not submitted to the Company’s stockholders for approval at the Special Meeting.

Item 8.01. Other Events.

Following receipt of approval by the Company’s stockholders of the Merger Proposal, the parties intend to close the Merger on October 30, 2025. Completion of the Merger remains subject to the satisfaction or waiver of customary closing conditions set forth in the Merger Agreement. Following the Merger, the Common Stock will be delisted from the New York Stock Exchange and shares of the Common Stock will cease to be publicly traded.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the Merger, the expected timetable for completing the Merger, and any other statements regarding the Company’s future expectations, beliefs, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring the Company to pay Euronet a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; potential litigation relating to, or other unexpected costs resulting from, the Merger; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Common Stock or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with business partners, vendors and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period, or at all.

While the list of factors presented here are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Additional factors that may affect future results are contained in each of the Company’s and Euronet’s filings with the SEC, including each company’s most recent Annual Report on Form 10-K, as they may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available at the SEC’s website http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof is hereby disclaimed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2025	CORECARD CORPORATION (Registrant)

/s/ Matthew A. White
By: Matthew A. White Title: Chief Financial Officer

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